SECOND MODIFICATION AGREEMENT

         BY THIS SECOND MODIFICATION AGREEMENT (the "Agreement"), made and entered into as of the 22nd day of December, 1995, FIRST INTERSTATE BANK OF ARIZONA, N.A., whose address is Post Office Box 29742, Phoenix, Arizona
85038-9742, Corporate Banking Division (hereinafter called "Lender"), and THREE-FIVE SYSTEMS, INC., a Delaware corporation, whose address is 1600 North Desert Drive, Tempe, Arizona 85281-1212 (hereinafter called "Borrower"), in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

         1.        RECITALS.

                  1.1 Borrower and Lender entered into a Loan Agreement dated July 11, 1994 (the "Loan Agreement"), which provided for a revolving line of credit by Lender to Borrower in the amount of $5,000,000.00 (the "Revolving Commitment Amount") upon the terms and conditions contained therein (the "Revolving Credit Loan").

                  1.2 The Loan was evidenced by a Revolving Promissory Note dated July 11, 1994, executed by Borrower, payable to the order of Lender, in the principal amount of $5,000,000.00 (the "Revolving Note"). (Hereinafter the Loan Agreement and the Revolving Note are referred to as the "Loan Documents.")

                  1.3 Lender and Borrower have executed and delivered previously a Modification Agreement dated June 28, 1995 (the "Modification") modifying the terms of the Loan Documents. Hereinafter, "Revolving Note," and "Loan Agreement" shall mean such documents as modified in the Modification.

                  1.4 Borrower and Lender desire to modify the Loan Documents as set forth herein.

                  1.5 All undefined capitalized terms used herein shall have the meaning given them in the Loan Agreement.

         2.        REVOLVING NOTE.

         As of the date hereof, prior to the effect of the modifications contained herein, the outstanding principal balance of the Revolving Note is $-0-.

         3.        LOAN AGREEMENT.

                  3.1 The Loan Agreement is hereby amended as follows:

                           (a) The following  definitions  is Section 2.1 of the
                  Loan Agreement are amended to read as follows:

                           "RLC Commitment Amount" means $15,000,000.00.
                           "RLC  Note"  means  that  Revolving  Promissory  Note
                  executed and delivered concurrently herewith in the face amount equal to the RLC Commitment Amount made by Borrower payable to the order of Lender, evidencing the RLC, and extensions, modifications and renewals thereof.

                           (b) Section 7.12 of the Loan  Agreement is to read as
                  follows:

                           Section 7.12 Permit the ratios of Borrower's  Current
                  Liabilities at the end of any fiscal quarter of Borrower to be less than 1.1 to 1. In the ratio, Current Assets is defined as cash plus its accounts receivable. In the ratio, Current Liabilities is defined as current liabilities.

                  3.2 The Revolving Note is to be executed and delivered concurrently herewith.

         4.        OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

                  4.1 All references to the Loan Agreement in the Revolving Note are hereby amended to refer to the Loan Agreement as hereby amended.

                  4.2 Borrower acknowledges that the indebtedness evidenced by the Revolving Note is just and owing, that the balance thereof is correctly shown in the records of Lender as of the date hereof, and Borrower agrees to pay the indebtedness evidenced by the Revolving Note according to the terms thereof, as herein modified.

                  4.3 Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the Revolving Note and the Loan Agreement, with the same force and effect as if each were separately stated herein and made as of the date hereof.

                  4.4 Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the Revolving Note and the Loan Agreement, represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments. In addition, Borrower hereby expressly waives, releases and absolutely and forever discharges Lender and its present and former shareholders, directors, officers, employees and agents, and their separate and respective heirs, personal representatives, successors and assigns, from any and all liabilities, claims, demands, damages, action and causes of action, whether known or unknown and whether contingent or matured, that Borrower may now have, or has had prior to the date hereof, or that may hereafter arise with respect to acts, omissions or events occurring prior to the date hereof and, without limiting the generality of the foregoing, from any and all liabilities, claims, demands, damages, actions and causes of action, known or unknown, contingent or matured, arising out of, or in any way connected with, the RLC. Borrower further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement, the Revolving Note or the Loan Agreement.

                  4.5 All terms, conditions and provisions of the Revolving Note and the Loan Agreement are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The Revolving Note and the Loan Agreement, as amended hereby, are hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

         5.        GENERAL.

                  5.1  This   Agreement   in  no  way  acts  as  a  release   or
relinquishment of those rights securing payment of the RLC. Such rights are hereby ratified, confirmed, renewed and extended by Borrower in all respects.

                  5.2 The modifications contained herein shall not be binding upon Lender until Lender shall have received all of the following:

                           (a) An original of this  Agreement  fully executed by
                  the Borrower.

                           (b) Such resolutions or authorizations and such other
                  documents as Lender may require relating to the existence and good standing of the Borrower and the authority of any person executing this Agreement or other documents on behalf of the Borrower.

                  5.3  Borrower  shall  execute  and  deliver  such   additional
documents and do such other acts as Lender may reasonably require to fully implement the intent of this Agreement.

                  5.4 Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by Lender in connection herewith, whether or not all of the conditions described in Paragraph 5.2 above are satisfied. Lender, at its option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the Revolving Note and shall be due and payable upon demand.

                  5.5 Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower or Lender, or in any other action or conduct undertaken by Borrower or Lender on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender's consent to modify the terms and provisions of the Revolving Note or the Loan Agreement. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by Lender's execution of this Agreement. Further, Lender's execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the RLC or of the Revolving Note or the Loan Agreement, shall require the express written approval of Lender; no such approval (either express or implied) has been given as of the date hereof.

                  5.6 Time is hereby declared to be of the essence hereof of the RLC, of the Revolving Note and of the Loan Agreement, and Lender requires, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the Revolving Note and the Loan Agreement.

                  5.7 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

                  5.8 This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

                  5.9  This  Agreement   shall  be  governed  by  and  construed
according to the laws of the State of Arizona.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                        FIRST INTERSTATE BANK OF ARIZONA, N.A.



                                        By:  /s/  Kevin C. Halloran
                                            -----------------------
                                            Name: Kevin C. Halloran
                                            -----------------------
                                            Its:    Vice President
                                            ----------------------

                                                                          LENDER


                                        THREE-FIVE SYSTEMS, INC., a Delaware
                                        corporation



                                        By:  /s/  Randal L. Buness
                                            --------------------------
                                             Name:    Randal L. Buness
                                             -------------------------
                                             Its:     V.P. Finance & C.F.O.
                                             ------------------------------

                                                                        BORROWER

                            REVOLVING PROMISSORY NOTE


$15,000,000.00                                                  Phoenix, Arizona

                                                             December 22 , 1995


         FOR VALUE RECEIVED, the undersigned THREE-FIVE SYSTEMS, INC., a Delaware corporation ("Maker"), promises to pay to the order of FIRST INTERSTATE BANK OF ARIZONA, N.A. (the "Payee"; Payee and each subsequent transferee and/or owner of this Note, whether taking by endorsement or otherwise, are herein successively called "Holder"), at Post Office Box 29742, Phoenix, Arizona 85038-9742, or at such other place as Holder may from time to time designate in writing, the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) or so much thereof as Holder may advance to or for the benefit of Maker plus interest calculated on a daily basis (based on a 360-day year) from the date hereof on the principal balance from time to time outstanding as hereinafter provided, principal, interest and all other sums payable hereunder to be paid in lawful money of the United States of America as follows:

                  (a) Interest. Interest shall accrue on the unpaid principal of each RLC Advance:

                    (i) At the  Prime  Rate if it is a Prime  Rate RLC  Advance.

                    (ii) At the applicable  LIBOR Rate if it is a LIBOR Rate RLC
               Advance.

                  (b) Interest Payment. All accrued interest shall be due and payable on the RLC Payment Date.

                  (c) Principal Payment. The entire outstanding principal balance, all accrued and unpaid interest and all other sums which may have become payable thereunder shall be due and payable in full on the RLC Maturity Date.

                  (d) Definitions. The capitalized terms used and not otherwise defined herein shall have the same meanings as defined in the Loan Agreement (defined below).

         The principal balance of this Note represents a revolving credit all or any part of which may be advanced to Maker, repaid by Maker, and readvanced to Maker from time to time, subject to the other terms hereof and the conditions, if any, contained in the Loan Agreement and provided that the principal balance outstanding at any one time shall not exceed the face amount hereof.

         Maker agrees to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Maker, or any benefit received or to be received by Holder, in connection with this Note.

         If any payment required under this Note is not paid within five (5) Business Days when due, then, at the option of Holder, Maker shall pay a "late charge" equal to three percent (3%) of the amount of that payment to compensate Holder for administrative expenses and other costs of delinquent payments. This late charge may be assessed without notice, shall be immediately due and payable and shall be in addition to all other rights and remedies available to Holder.

         All payments on this Note shall be applied first to the payment of any costs, fees or other charges incurred in connection with the indebtedness evidenced hereby, next to the payment of accrued interest and then to the reduction of the principal balance.

         This Note is issued pursuant to that Loan Agreement dated of even date herewith between Maker and Payee (as amended from time to time, the "Loan Agreement").

         Time is of the essence of this Note. At the option of Holder, the entire unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall become immediately due and payable without notice upon the failure to pay any sum due and owing hereunder as provided herein or upon the occurrence of any event of default under the Loan Agreement or any Security Documents.

         After maturity, including maturity upon acceleration, the unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall bear interest at that rate that is five percent (5%) above the rate that would otherwise be payable under the terms hereof. Maker shall pay all costs and expenses, including reasonable attorneys' fees and court costs, incurred in the collection or enforcement of all or any part of this Note. Such court costs and attorneys' fees shall be set by the court and not by jury, shall be included in any judgment obtained by Holder.

         Maker shall have the option to prepay this Note, in full or in part, at any time. Maker shall pay to Holder such amount or amounts as shall be sufficient to compensate for any losses (including without limitations loss of anticipated profit), costs or expenses which Holder may incur as a result of payment or Conversion of any LIBOR Rate RLC Advance other than on the last Business Day of the Interest Period for such RLC Advance.

         Failure of Holder to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or in the event of continuance of any existing default after demand for strict performance hereof.

         Maker and all sureties, guarantors and/or endorsers hereof (or of any obligation hereunder) and accommodation parties hereon (severally each hereinafter called a "Surety") each: (a) agree that the liability under this Note of all parties hereto is joint and several; (b) severally waive any and all formalities in connection with this Note to the maximum extent allowed by law, including (but not limited to) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this Note; and (c) consent that Holder may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Note, at the request of any other person liable hereon, and such consent shall not alter nor diminish the liability of any person hereon.

         In addition, each Surety waives and agrees not to assert: (a) any right to require Holder to proceed against Maker or any other Surety, to proceed against or exhaust any security for the Note, to pursue any other remedy available to Holder, or to pursue any remedy in any particular order or manner;
(b) the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof; (c) the benefits of any legal or equitable doctrine or principle of marshalling; (d) notice of the existence, creation or incurring of new or additional indebtedness of Maker to Holder; (e) the benefits of any statutory provision limiting the liability of a surety, including without limitation the provisions of Sections 12-1641, et seq., of the Arizona Revised Statutes; and (f) any defense arising by reason of any disability or other defense of Maker or by reason of the cessation from any cause whatsoever (other than payment in full) of the liability of Maker for payment of the Note. Until payment in full of the Note, no Surety shall have any right of subrogation and each hereby waives any right to enforce any remedy which Holder now has, or may hereafter have, against Maker or any other Surety, and waives any benefit of, and any right to participate in, any security now or hereafter held by Holder.

         Maker agrees that to the extent Maker or any Surety makes any payment to Holder in connection with the indebtedness evidenced by this Note, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Holder or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then the indebtedness of Maker under this Note shall continue or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Holder, the indebtedness evidenced by this Note or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

         Without limiting the right of Holder to bring any action or proceeding against Maker or any Surety or against any property of Maker or any Surety (an "Action") arising out of or relating to this Note or any indebtedness evidenced hereby in the courts of other jurisdictions, Maker and each Surety hereby irrevocably submit to the jurisdiction, process and venue of any Arizona State or Federal court sitting in Phoenix, Arizona, and hereby irrevocably agree that any Action may be heard and determined in such Arizona State court or in such Federal court. Maker and all Sureties each hereby irrevocably waives, to the fullest extent it may effectively do so, the defenses of lack of jurisdiction over any person, inconvenient forum or improper venue, to the maintenance of any Action in any jurisdiction.

         This Note shall be binding upon Maker and its successors and assigns and shall inure to the benefit of Payee, and any subsequent holders of this Note, and their successors and assigns.

         All notices required or permitted in connection with this Note shall be given at the place and in the manner provided in the Loan Agreement for the giving of notices.

         This Note shall be construed according to the laws of the State of Arizona.

         IN WITNESS WHEREOF, this Revolving Promissory Note has been executed as of the date first written above.

                                        THREE-FIVE SYSTEMS, INC., a Delaware
                                        corporation



                                        By  /s/  Randal L. Buness
                                            ---------------------
                                                 Randal L. Buness
                                            ---------------------
                                            Its  V.P. Finance & C.F.O.
                                            --------------------------


                                                                 MAKER